UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

WHOLE FOODS MARKET, INC.

(Exact name of registrant as specified in its charter)

Texas	000-19797	74-1989366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Bowie Street, Austin, Texas	78703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

On December 3, 2015, Whole Foods Market, Inc. (the “Company”) completed its previously announced offering of $1.0 billion aggregate principal amount of its 5.200% Senior Notes due 2025 (the “Notes”).  The Notes were offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act.

The Notes were issued pursuant to the Indenture, dated December 3, 2015, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated December 3, 2015, among the Company, the guarantors named therein (the “Guarantors”) and the Trustee (as so supplemented, the “Indenture”).

The Notes bear interest at a fixed rate equal to 5.200% per year, payable semi-annually in arrears on June 3 and December 3, beginning on June 3, 2016.   The interest rate payable on the Notes is subject to adjustment upon the occurrence of certain credit rating events described in the Indenture.  The Notes will mature on December 3, 2025. The Notes are guaranteed (the “Guarantees”) by each of the Company’s subsidiaries that guarantees Primary Senior Indebtedness (as defined in the Indenture).  The Notes and the Guarantees will be the Company’s and the Guarantors’ senior unsecured obligations and will rank equally with the Company’s and the Guarantors’ other senior unsecured liabilities from time to time outstanding and senior in right of payment to any future subordinated indebtedness.

The Notes are subject to customary covenants restricting the Company’s and its subsidiaries’ ability, subject to certain exceptions, to incur debt secured by liens or to enter into sale and leaseback transactions and restricting the Company’s and any Guarantor’s ability or to merge or consolidate with another entity or sell substantially all of its assets to another person. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding Notes may declare such Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

Prior to September 3, 2025, the Company may redeem the Notes at the Company’s option at any time either in whole or in part for a redemption price equal to 100% of the aggregate principal amount of the Notes to be redeemed plus the applicable make-whole premium described in the Indenture, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.  On or after September 3, 2025, the Company may redeem the Notes at the Company’s option at any time either in whole or in part for a redemption price equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.  If a Change of Control Repurchase Event (as defined in the Indenture) occurs, unless the Company has exercised its option to redeem the Notes, the Company will be required to make an offer to each holder of the Notes to repurchase such holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest thereon to, but excluding, the date of repurchase.

The Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

In connection with the offering of the Notes, on December 3, 2015, the Company, the Guarantors and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several initial purchasers listed therein, entered in a Registration Rights Agreement relating to the Notes (the

“Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Company and, if applicable, the Guarantors have agreed to file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Exchange Offer Registration Statement”) relating to an offer to exchange the Notes for new SEC-registered notes (the “Exchange Notes”) containing terms substantially identical to the Notes (except that the transfer restrictions on the Exchange Notes will be modified or eliminated and there will be no registration rights).  In the event that the Company and, if applicable, the Guarantors are not permitted to file the Exchange Offer Registration Statement or to consummate the exchange offer because the exchange offer is not permitted by applicable law or SEC policy or, in certain other circumstances, including if for any reason the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the 365th day after the closing date of the offering of the Notes, the Company and, if applicable, the Guarantors will file with the SEC a shelf registration statement with respect to resales of the Notes by the holders thereof.  Pursuant to the Registration Rights Agreement, the interest rate on the Notes is subject to increase under certain circumstances during any period in which the Company and, if applicable, the Guarantors are not in compliance with their obligations under the Registration Rights Agreement.

The above descriptions of the Indenture, the First Supplemental Indenture, the Notes and the Registration Rights Agreement are qualified in their entirety by reference to the Indenture, the First Supplemental Indenture, the Notes and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, and are incorporated by reference herein.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information contained in Item 1.01 is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                                                                 Exhibits.

4.1                               Indenture, dated December 3, 2015, between the Company and U.S. Bank National Association, as Trustee.

4.2                               First Supplemental Indenture, dated December 3, 2015, among the Company, the Guarantors and U.S. Bank National Association, as Trustee.

4.3                               Form of 5.200% Senior Note due 2025 (included in Exhibit 4.2).

10.1                        Registration Rights Agreement, dated December 3, 2015, among the Company, the Guarantors and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several Initial Purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

	By:	/s/ Glenda Flanagan
Date: December 4, 2015	Name: Glenda Flanagan
Title: Executive Vice President and Chief Financial Officer